UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2011, the Board of Directors (the “Board”) of TransAct Technologies Incorporated (the “Company”) elected John M. Dillon to serve as a director of the Company.  Mr. Dillon was elected to serve until the 2012 Annual Meeting of Stockholders or until his successor has been duly elected and qualified.

There are no arrangements or understandings between Mr. Dillon and any other persons pursuant to which he was selected as a director, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Dillon has been appointed to the Audit Committee, the Compensation and Corporate Governance Committee, the Nominating Committee and the Executive Committee.

Mr. Dillon will participate in the current director compensation arrangements applicable to non-employee directors.  Under the terms of those arrangements, Mr. Dillon will receive a retainer of $9,000 for each fiscal quarter served as director as compensation for services rendered, will be reimbursed for reasonable out-of-pocket expenses associated with his service on the Board and will receive an annual grant of 7,500 stock options, pursuant to the terms of the Company’s 2005 Equity Incentive Plan.  In addition, Mr. Dillon received an initial grant of 10,000 stock options upon his appointment to the Board on June 6, 2011.  The stock options vest at the rate of 25% per year beginning on the first anniversary of the date of grant.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 27, 2011, the Company’s stockholders voted on the following proposals:

Proposal 1:  Election of Directors

To elect Thomas R. Schwarz and Bart C. Shuldman as directors of the Company to serve until the 2014 Annual Meeting of Stockholders or until each director’s successor has been duly elected and qualified:

	For	Withheld	Broker Non-Votes
Thomas R. Schwarz	2,305,554	301,655	5,581,292
Bart C. Shuldman	2,325,569	281,640	5,581,292

Proposal 2:  Ratification of Independent Registered Public Accounting Firm

To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011:

For	Against	Abstain
8,169,188	15,678	3,635

Item 9.01  Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated June 8, 2011 of TransAct Technologies Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Steven A. DeMartino
President, Chief Financial Officer, Treasurer and Secretary

Date: June 8, 2011

EXHIBIT LIST

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated June 8, 2011 of TransAct Technologies Incorporated